Exhibit 99.1

Predictive Oncology Announces Adjournment of Special Meeting

- Scheduled to Reconvene on December 30, 2020 -

December 2, 2020

NEW YORK, December 2, 2020 (GLOBE NEWSWIRE) -- Predictive Oncology (NASDAQ: POAI), a knowledge-driven company focused on applying artificial intelligence (“AI”) to personalized medicine and drug discovery, today announced that its virtual Special Meeting of Stockholders, scheduled for December 1, 2020, was convened and adjourned without any business being conducted due to the fact that quorum was not achieved. The Special Meeting will be reconvened December 30, 2020 at 3 p.m. CST and will be conducted via live audio webcast at www.virtualshareholdermeeting.com/POAI2020SM, so as to allow more opportunity for stockholders to vote on all proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (SEC) on November 3, 2020.

The record date for the Special Meeting remains October 28, 2020. Stockholders of record may vote at the reconvened Special Meeting, vote by proxy using the proxy card enclosed with the Company’s definitive proxy statement, vote by proxy via facsimile, email or on the Internet. Whether or not stockholders of record plan to attend the reconvened Special Meeting, the Company’s Board of Directors and management urge them to vote by proxy to ensure their vote is counted. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action.

A copy of the Company’s proxy statement as previously filed with the SEC is available at no charge on the SEC website at www.sec.gov. In addition, copies of the proxy statement and other documents may be obtained free of charge by accessing the Company’s website at https://investors.predictive-oncology.com/ or by contacting the Company’s Corporate Secretary at (651) 389-4806 or by mail to Corporate Secretary, Predictive Oncology Inc., 2915 Commers Drive, Suite 900, Eagan, MN 55121.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

About Predictive Oncology Inc.

Predictive Oncology (NASDAQ: POAI) operates through three segments (Skyline, Helomics and Soluble Biotech), which contain four subsidiaries: Helomics, TumorGenesis, Skyline Medical and Soluble Biotech.

Helomics applies artificial intelligence to its rich data gathered from patient tumors to both personalize cancer therapies for patients and drive the development of new targeted therapies in collaborations with pharmaceutical companies. TumorGenesis Inc. specializes in media that help cancer cells grow and retain their DNA/RNA and proteomic signatures, providing researchers with a tool to expand and study cancer cell types found in tumors of the blood and organ systems of all mammals, including humans. Skyline Medical markets its patented and FDA cleared STREAMWAY System, which automates the collection, measurement and disposal of waste fluid, including blood, irrigation fluid and others, within a medical facility, through both domestic and international divisions. Soluble Biotech is a provider of soluble and stable formulations for proteins including vaccines, antibodies, large and small proteins and protein complexes.

Forward-Looking Statements

Certain matters discussed in this release contain forward-looking statements. These forward-looking statements reflect our current expectations and projections about future events and are subject to substantial risks, uncertainties and assumptions about our operations and the investments we make. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenue and financial performance, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “would,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Our actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors including, among other things, factors discussed under the heading “Risk Factors” in our filings with the SEC. Except as expressly required by law, the Company disclaims any intent or obligation to update these forward-looking statements.

Investor Relations Contact:

Hayden IR

James Carbonara

(646)-755-7412